UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934o

Date of report (Date of earliest event reported): August 28, 2024

OLD NATIONAL BANCORP

(Exact name of Registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)	35-1539838 (IRS Employer Identification No.)

One Main Street
Evansville, Indiana	47708
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 765-7675

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ONB	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	The NASDAQ Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b), (c) and (e)

John V. Moran, IV

The Board of Directors of Old National Bancorp (the “Company”) appointed John V. Moran, IV to serve as the Company’s Senior Executive Vice President and Chief Financial Officer, effective August 31, 2024, succeeding Brendon B. Falconer. Mr. Moran has been serving as the Company’s Interim Chief Financial Officer and principal financial officer since April 1, 2024, as previously disclosed by the Company. He will continue to serve as the Chief Financial Officer of Old National Bank, the Company’s principal subsidiary.

Mr. Moran, age 48, served as the Company’s Chief Strategy Officer since 2021 and previously served as the Company’s Senior Vice President and Director of Corporate Development and Strategy from 2017 to 2019. Mr. Moran served as Executive Vice President and Chief Financial Officer of NBT Bancorp (Nasdaq) from 2019 to 2021.

In connection with his current appointment as Senior Executive Vice President and Chief Financial Officer of the Company, Mr. Moran entered into an Amended and Restated Employment Agreement with the Company dated September 1, 2024 (the “Employment Agreement”). Under the Employment Agreement, Mr. Moran’s compensation consists of the following, subject to future adjustment by the Company’s Board of Directors: (i) an annual base salary of $600,000, (ii) participation in the Company’s annual incentive compensation plan with a target bonus opportunity of 80% of his base salary, (iii) an annual long-term equity award of 75% of his base salary (with the award allocated between restricted stock and performance share units), and (iv) participation in retirement, health and other employee benefit plans of the Company. In addition, in connection with his promotion to Senior Executive Vice President and Chief Financial Officer, Mr. Moran received a one-time restricted stock award of $400,000 under the Company’s Amended and Restated 2008 Incentive Compensation Plan, with a grant date of September 1, 2024, which will vest in equal amounts over a three-year period from the date of the grant.

Under his Employment Agreement, Mr. Moran is entitled to certain severance benefits in the event his employment is terminated without cause or for good reason (each as defined in the Employment Agreement), including the right to receive for the year in which such a termination occurs (i) his pro-rated target annual bonus, (ii) in the absence of a change in control of the Company (as defined in the Employment Agreement), a payment equal to two times the sum of his annual base salary and target annual bonus or, following a change in control of the Company, a payment equal to the sum of three times his annual base salary and target annual bonus if the termination of employment occurs within 24 months of the change in control, and (iii) the dollar value of certain executive employee benefits.

The foregoing summary of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, the form of which was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 3, 2023, and is incorporated herein by reference.

In addition, there are no family relationships between Mr. Moran and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K. Further, there are no arrangements or understandings between Mr. Moran and any other person pursuant to which he was selected to become the Senior Executive Vice President and Chief Financial Officer of the Company.

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Brendon B. Falconer

On August 28, 2024, the Company entered into a Mutual Separation Agreement (the “Separation Agreement”) with Brendon B. Falconer, the Company’s former Senior Executive Vice President and Chief Financial Officer, pursuant to which the Company and Mr. Falconer mutually agreed that Mr. Falconer’s employment with the Company would terminate effective August 31, 2024. Mr. Falconer’s separation from the Company was not related to any disagreement with respect to the Company’s financial reporting or condition, operations, policies or practices.

Under the terms of the Separation Agreement, Mr. Falconer will receive a cash payment of $2,645,552 representing (i) his pro-rated target annual bonus for 2024, (ii) two times the sum of his 2024 annual base salary and target annual bonus, and (iii) the value of certain executive employee benefits. This amount is consistent with Mr. Falconer’s employment agreement in effect during his employment with the Company.

Mr. Falconer’s outstanding restricted stock awards will vest on a pro-rated basis as of August 31, 2024, and his outstanding performance share units will be earned on a pro-rated basis following the end of the applicable performance period, subject to the Company’s achievement of the underlying performance goals.

Mr. Falconer will receive his benefits under the Company’s 401(k) plan and executive deferred compensation plan consistent with the terms of those plans.

In addition, Mr. Falconer continues to be bound by his post-employment non-competition, non-solicitation, non-disclosure, non-disparagement and related restrictive covenants and obligations under his Confidentiality and Restrictive Covenants Agreement dated June 28, 2023.

The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 (d) Exhibits.

Exhibit No.	Description

10.1	Form of Employment Agreement (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 3, 2023)

10.2	Mutual Separation Agreement dated August 28, 2024 by and between the Company and Brendon B. Falconer

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2024

OLD NATIONAL BANCORP

	By:	/s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President, Chief Legal Officer and Corporate Secretary

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